                                   Exhibit 24


                               Powers of Attorney

                               POWER OF ATTORNEY
                               -----------------


                  KNOW ALL MEN BY THESE PRESENTS, that the undersigned officer and/or director of WORTHINGTON FOODS, INC., an Ohio corporation, which is about to file with the Securities and Exchange Commission, Washington, D.C., under the provisions of the Securities Act of 1933, as amended, a REGISTRATION STATEMENT ON FORM S-8 for the registration of certain of its common shares for offering and sale pursuant to the WORTHINGTON FOODS TAX SAVINGS AND PROFIT SHARING PLAN (OCTOBER 1, 1997 RESTATEMENT), hereby constitutes and appoints DALE E. TWOMLEY and WILLIAM T. KIRKWOOD, and each of them, as his true and lawful attorneys-in-fact and agents with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign such Registration Statement and any and all amendments thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission and The Nasdaq Stock Market, granting unto each of said attorneys-in-fact and agents, and substitute or substitutes, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all things that each of said attorneys-in-fact and agents, or his or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

                  IN WITNESS WHEREOF, the undersigned has hereunto set his hand as of this 23rd day of September, 1997.

                                              /s/ Allan R. Buller
                                             ------------------------------
                                             Allan R. Buller

                               POWER OF ATTORNEY
                               -----------------


                  KNOW ALL MEN BY THESE PRESENTS, that the undersigned officer and/or director of WORTHINGTON FOODS, INC., an Ohio corporation, which is about to file with the Securities and Exchange Commission, Washington, D.C., under the provisions of the Securities Act of 1933, as amended, a REGISTRATION STATEMENT ON FORM S-8 for the registration of certain of its common shares for offering and sale pursuant to the WORTHINGTON FOODS TAX SAVINGS AND PROFIT SHARING PLAN (OCTOBER 1, 1997 RESTATEMENT), hereby constitutes and appoints DALE E. TWOMLEY and WILLIAM T. KIRKWOOD, and each of them, as his true and lawful attorneys-in-fact and agents with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign such Registration Statement and any and all amendments thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission and The Nasdaq Stock Market, granting unto each of said attorneys-in-fact and agents, and substitute or substitutes, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all things that each of said attorneys-in-fact and agents, or his or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

                  IN WITNESS WHEREOF, the undersigned has hereunto set his hand as of this 23rd day of September, 1997.

                                              /s/ Dale E. Twomley
                                             ------------------------------
                                             Dale E. Twomley

                               POWER OF ATTORNEY
                               -----------------


                  KNOW ALL MEN BY THESE PRESENTS, that the undersigned officer and/or director of WORTHINGTON FOODS, INC., an Ohio corporation, which is about to file with the Securities and Exchange Commission, Washington, D.C., under the provisions of the Securities Act of 1933, as amended, a REGISTRATION STATEMENT ON FORM S-8 for the registration of certain of its common shares for offering and sale pursuant to the WORTHINGTON FOODS TAX SAVINGS AND PROFIT SHARING PLAN (OCTOBER 1, 1997 RESTATEMENT), hereby constitutes and appoints DALE E. TWOMLEY and WILLIAM T. KIRKWOOD, and each of them, as his true and lawful attorneys-in-fact and agents with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign such Registration Statement and any and all amendments thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission and The Nasdaq Stock Market, granting unto each of said attorneys-in-fact and agents, and substitute or substitutes, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all things that each of said attorneys-in-fact and agents, or his or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

                  IN WITNESS WHEREOF, the undersigned has hereunto set his hand as of this 23rd day of September, 1997.

                                              /s/ William T. Kirkwood
                                             ------------------------------
                                             William T. Kirkwood

                               POWER OF ATTORNEY
                               -----------------


                  KNOW ALL MEN BY THESE PRESENTS, that the undersigned officer and/or director of WORTHINGTON FOODS, INC., an Ohio corporation, which is about to file with the Securities and Exchange Commission, Washington, D.C., under the provisions of the Securities Act of 1933, as amended, a REGISTRATION STATEMENT ON FORM S-8 for the registration of certain of its common shares for offering and sale pursuant to the WORTHINGTON FOODS TAX SAVINGS AND PROFIT SHARING PLAN (OCTOBER 1, 1997 RESTATEMENT), hereby constitutes and appoints DALE E. TWOMLEY and WILLIAM T. KIRKWOOD, and each of them, as his true and lawful attorneys-in-fact and agents with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign such Registration Statement and any and all amendments thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission and The Nasdaq Stock Market, granting unto each of said attorneys-in-fact and agents, and substitute or substitutes, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all things that each of said attorneys-in-fact and agents, or his or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

                  IN WITNESS WHEREOF, the undersigned has hereunto set his hand as of this 23rd day of September, 1997.

                                              /s/ Roger D. Blackwell
                                             ------------------------------
                                             Roger D. Blackwell

                               POWER OF ATTORNEY
                               -----------------


                  KNOW ALL MEN BY THESE PRESENTS, that the undersigned officer and/or director of WORTHINGTON FOODS, INC., an Ohio corporation, which is about to file with the Securities and Exchange Commission, Washington, D.C., under the provisions of the Securities Act of 1933, as amended, a REGISTRATION STATEMENT ON FORM S-8 for the registration of certain of its common shares for offering and sale pursuant to the WORTHINGTON FOODS TAX SAVINGS AND PROFIT SHARING PLAN (OCTOBER 1, 1997 RESTATEMENT), hereby constitutes and appoints DALE E. TWOMLEY and WILLIAM T. KIRKWOOD, and each of them, as his true and lawful attorneys-in-fact and agents with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign such Registration Statement and any and all amendments thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission and The Nasdaq Stock Market, granting unto each of said attorneys-in-fact and agents, and substitute or substitutes, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all things that each of said attorneys-in-fact and agents, or his or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

                  IN WITNESS WHEREOF, the undersigned has hereunto set his hand as of this 23rd day of September, 1997.

                                              /s/ Emil J. Brolick
                                             ------------------------------
                                             Emil J. Brolick

                               POWER OF ATTORNEY
                               -----------------


                  KNOW ALL MEN BY THESE PRESENTS, that the undersigned officer and/or director of WORTHINGTON FOODS, INC., an Ohio corporation, which is about to file with the Securities and Exchange Commission, Washington, D.C., under the provisions of the Securities Act of 1933, as amended, a REGISTRATION STATEMENT ON FORM S-8 for the registration of certain of its common shares for offering and sale pursuant to the WORTHINGTON FOODS TAX SAVINGS AND PROFIT SHARING PLAN (OCTOBER 1, 1997 RESTATEMENT), hereby constitutes and appoints DALE E. TWOMLEY and WILLIAM T. KIRKWOOD, and each of them, as his true and lawful attorneys-in-fact and agents with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign such Registration Statement and any and all amendments thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission and The Nasdaq Stock Market, granting unto each of said attorneys-in-fact and agents, and substitute or substitutes, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all things that each of said attorneys-in-fact and agents, or his or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

                  IN WITNESS WHEREOF, the undersigned has hereunto set his hand as of this 23rd day of September, 1997.

                                              /s/ George T. Harding, IV
                                             ------------------------------
                                             George T. Harding, IV

                               POWER OF ATTORNEY
                               -----------------


                  KNOW ALL MEN BY THESE PRESENTS, that the undersigned officer and/or director of WORTHINGTON FOODS, INC., an Ohio corporation, which is about to file with the Securities and Exchange Commission, Washington, D.C., under the provisions of the Securities Act of 1933, as amended, a REGISTRATION STATEMENT ON FORM S-8 for the registration of certain of its common shares for offering and sale pursuant to the WORTHINGTON FOODS TAX SAVINGS AND PROFIT SHARING PLAN (OCTOBER 1, 1997 RESTATEMENT), hereby constitutes and appoints DALE E. TWOMLEY and WILLIAM T. KIRKWOOD, and each of them, as his true and lawful attorneys-in-fact and agents with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign such Registration Statement and any and all amendments thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission and The Nasdaq Stock Market, granting unto each of said attorneys-in-fact and agents, and substitute or substitutes, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all things that each of said attorneys-in-fact and agents, or his or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

                  IN WITNESS WHEREOF, the undersigned has hereunto set his hand as of this 23rd day of September, 1997.

                                              /s/ Donald G. Orrick
                                             ------------------------------
                                             Donald G. Orrick

                               POWER OF ATTORNEY
                               -----------------


                  KNOW ALL MEN BY THESE PRESENTS, that the undersigned officer and/or director of WORTHINGTON FOODS, INC., an Ohio corporation, which is about to file with the Securities and Exchange Commission, Washington, D.C., under the provisions of the Securities Act of 1933, as amended, a REGISTRATION STATEMENT ON FORM S-8 for the registration of certain of its common shares for offering and sale pursuant to the WORTHINGTON FOODS TAX SAVINGS AND PROFIT SHARING PLAN (OCTOBER 1, 1997 RESTATEMENT), hereby constitutes and appoints DALE E. TWOMLEY and WILLIAM T. KIRKWOOD, and each of them, as his true and lawful attorneys-in-fact and agents with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign such Registration Statement and any and all amendments thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission and The Nasdaq Stock Market, granting unto each of said attorneys-in-fact and agents, and substitute or substitutes, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all things that each of said attorneys-in-fact and agents, or his or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

                  IN WITNESS WHEREOF, the undersigned has hereunto set his hand as of this 23rd day of September, 1997.

                                              /s/ William D. Parker
                                             ------------------------------
                                             William D. Parker

                               POWER OF ATTORNEY
                               -----------------


                  KNOW ALL MEN BY THESE PRESENTS, that the undersigned officer and/or director of WORTHINGTON FOODS, INC., an Ohio corporation, which is about to file with the Securities and Exchange Commission, Washington, D.C., under the provisions of the Securities Act of 1933, as amended, a REGISTRATION STATEMENT ON FORM S-8 for the registration of certain of its common shares for offering and sale pursuant to the WORTHINGTON FOODS TAX SAVINGS AND PROFIT SHARING PLAN (OCTOBER 1, 1997 RESTATEMENT), hereby constitutes and appoints DALE E. TWOMLEY and WILLIAM T. KIRKWOOD, and each of them, as his true and lawful attorneys-in-fact and agents with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign such Registration Statement and any and all amendments thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission and The Nasdaq Stock Market, granting unto each of said attorneys-in-fact and agents, and substitute or substitutes, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all things that each of said attorneys-in-fact and agents, or his or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

                  IN WITNESS WHEREOF, the undersigned has hereunto set his hand as of this 23rd day of September, 1997.

                                              /s/ Francisco J. Perez
                                             ------------------------------
                                             Francisco J. Perez

                               POWER OF ATTORNEY
                               -----------------


                  KNOW ALL MEN BY THESE PRESENTS, that the undersigned officer and/or director of WORTHINGTON FOODS, INC., an Ohio corporation, which is about to file with the Securities and Exchange Commission, Washington, D.C., under the provisions of the Securities Act of 1933, as amended, a REGISTRATION STATEMENT ON FORM S-8 for the registration of certain of its common shares for offering and sale pursuant to the WORTHINGTON FOODS TAX SAVINGS AND PROFIT SHARING PLAN (OCTOBER 1, 1997 RESTATEMENT), hereby constitutes and appoints DALE E. TWOMLEY and WILLIAM T. KIRKWOOD, and each of them, as his true and lawful attorneys-in-fact and agents with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign such Registration Statement and any and all amendments thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission and The Nasdaq Stock Market, granting unto each of said attorneys-in-fact and agents, and substitute or substitutes, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all things that each of said attorneys-in-fact and agents, or his or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

                  IN WITNESS WHEREOF, the undersigned has hereunto set his hand as of this 23rd day of September, 1997.

                                              /s/ Donald B. Shackelford
                                             ------------------------------
                                             Donald B. Shackelford